UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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    Rule 14a-6(e)(2))
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                                   AT&T Corp.
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                (Name of Registrant as Specified in Its Charter)
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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1)  Title of each class of securities to which transaction applies:
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                      DAVE DORMAN LETTER TO AT&T EMPLOYEES
                                     4/21/05

To the People of AT&T:

This morning, we announced AT&T's first-quarter 2005 earnings results. While you can read the full details in our press release, I'd like to take a moment to offer some highlights of the quarter, and to also thank you for all the hard work that made these results possible.

Because of your efforts, AT&T continues to make solid progress in transforming our company for long-term networking and technology leadership, in advance of our pending merger with SBC Communications.

We're successfully reducing costs, improving our capital structure and winning in the marketplace. And based on our performance in 2004, we continue to outpace our closest peers on such key metrics as revenue generation, cash flow, employee productivity and capital investment.

Through AT&T Business, we've transformed AT&T into an enterprise-focused, global networking and technology leader -- and we continue to expand our product portfolio to strengthen our best-in-class capabilities for customers. During the 2005 first quarter, we generated $5.3 billion of AT&T Business revenue and a solid $1.2 billion of EBITDA, for a margin of 22.3 percent. We also continued to drive strong contract win rates, particularly in the government sector and at the high end of the enterprise market.

Within ACS, we're executing a "financially optimized" exit from the traditional residential services market, and our results in the quarter reflect that discipline. Our ability to quickly ratchet back sales, marketing and related customer care expenses contributed to first-quarter operating income of $575 million, and a 34.1 percent operating margin.

These are solid results, though I know the road hasn't been easy. And we shouldn't lose sight of the fact that we continue to operate in a tough industry and a very challenging pricing environment. For example, AT&T Business revenue was down by roughly $550 million year-over-year, largely due to significant pricing pressure in traditional voice and data services. To maintain margins in that kind of environment, we've had to deliver considerable increases in productivity. Unfortunately, that's meant ongoing headcount reductions. These decisions are not easy, but they're also not optional: To remain financially strong and competitive in the marketplace, we must remain focused on increasing efficiency and reducing costs.

Despite the challenges, the prospects for the future for the combined AT&T-SBC are bright. Emerging from the turmoil that's rocked the telecom sector for the past few years, we now have an opportunity to reshape the industry in a positive direction. Our success in transforming AT&T's business model -- and the underlying strength of our global IP network, product suite and customer base -- all played a key role in SBC's

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decision to join forces with us to create a "communications company for the 21st century." Together, we'll continue to make significant investments in the future of networking and communications, offering a broad range of applications and services for businesses and consumers alike.

I understand, however, that the merger also brings uncertainty and anxiety. While I wish we could tell you today how the combined companies will be integrated or structured, we simply don't have those answers yet. But I can tell you a few things. First, the vast majority of our jobs will not be impacted. Many of our assets and capabilities are unduplicated within SBC, and SBC values the talent we have at AT&T. On the other hand, it would be naive to say that there won't be places where there will be duplication or opportunities for efficiencies across the two companies. But where reductions are necessary, SBC has said it expects to phase in reductions over a period of time. They will also attempt to use normal attrition - which averages at least 1,000 people at SBC every month - to meet reductions wherever possible. Second, this merger will give each of our companies more opportunities for the future. Together, we hope to grow this business. And ultimately that means growing personal and professional opportunities for employees, too.

We'll communicate more as we know more. In the meantime, as we prepare for this business combination, let's remain focused on meeting customer needs and further elevating AT&T's overall operational and financial strength. The best thing we can do is to keep making our company stronger and more competitive every day.

Thanks again for your terrific efforts in the first quarter, your patience during this time of uncertainty, and your dedication to AT&T. I'm proud of what we've accomplished together and optimistic about the opportunities ahead.

Dave Dorman



ADDITIONAL INFORMATION

IN CONNECTION WITH THE PROPOSED TRANSACTION, ON MARCH 11, 2005, SBC COMMUNICATIONS INC. ("SBC") FILED A REGISTRATION STATEMENT (FILE NO.:
333-123283), INCLUDING A PRELIMINARY PROXY STATEMENT OF AT&T CORP., WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS AND AT&T SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PRELIMINARY PROXY STATEMENT, AND OTHER MATERIALS (INCLUDING THE DEFINITIVE PROXY STATEMENT) WHEN THEY ARE AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. INVESTORS MAY OBTAIN FREE COPIES OF THE REGISTRATION STATEMENT AND PROXY STATEMENT, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT SBC AND AT&T CORP., WITHOUT CHARGE, AT THE SEC'S INTERNET SITE (HTTP://WWW.SEC.GOV). THESE DOCUMENTS MAY ALSO BE OBTAINED FOR FREE FROM SBC'S INVESTOR RELATIONS WEB SITE (WWW.SBC.COM/INVESTOR_RELATIONS) OR BY DIRECTING A REQUEST TO SBC COMMUNICATIONS INC., STOCKHOLDER SERVICES, 175 E. HOUSTON, SAN ANTONIO, TEXAS 78205. AT&T CORP.'S FILINGS MAY BE ACCESSED AND DOWNLOADED FOR FREE AT THE AT&T INVESTOR RELATIONS WEB SITE (WWW.ATT.COM/IR/SEC) OR BY DIRECTING A REQUEST TO AT&T CORP., INVESTOR RELATIONS, ONE AT&T WAY, BEDMINSTER, NEW JERSEY 07921.

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SBC, AT&T CORP. AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS AND OTHER
MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM AT&T SHAREHOLDERS IN RESPECT OF THE PROPOSED TRANSACTION. INFORMATION REGARDING SBC'S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN SBC'S PROXY STATEMENT FOR ITS 2005 ANNUAL MEETING OF STOCKHOLDERS, DATED MARCH 11, 2005, AND INFORMATION REGARDING AT&T CORP.'S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN AT&T'S PRELIMINARY PROXY STATEMENT INCLUDED IN THE REGISTRATION STATEMENT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH POTENTIAL PARTICIPANTS WILL BE INCLUDED IN THE REGISTRATION AND PROXY STATEMENT AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

THIS DOCUMENT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS AND ARE GENERALLY IDENTIFIED BY THE WORDS "EXPECTS", "ANTICIPATES", "BELIEVES", "INTENDS", "ESTIMATES" AND SIMILAR EXPRESSIONS. THESE STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, FINANCIAL PROJECTIONS AND ESTIMATES AND THEIR UNDERLYING ASSUMPTIONS, STATEMENTS REGARDING THE BENEFITS OF THE BUSINESS COMBINATION TRANSACTION INVOLVING AT&T and SBC, INCLUDING FUTURE FINANCIAL AND OPERATING RESULTS AND THE PLANS, OBJECTIVES, EXPECTATIONS AND INTENTIONS OF THE COMBINED. SUCH STATEMENTS ARE BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF THE MANAGEMENTS OF AT&T and SBC AND ARE SUBJECT TO SIGNIFICANT RISKS AND UNCERTAINTIES (MANY OF WHICH ARE DIFFICULT TO PREDICT AND ARE GENERALLY BEYOND THE CONTROL OF AT&T and SBC) THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE SET FORTH IN, OR IMPLIED BY, THE FORWARD-LOOKING STATEMENTS.

THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: THE ABILITY TO OBTAIN GOVERNMENTAL APPROVALS OF THE TRANSACTION ON THE PROPOSED TERMS AND SCHEDULE; THE FAILURE OF AT&T shareholders to approve the transaction; THE RISK THAT THE BUSINESSES WILL NOT BE INTEGRATED SUCCESSFULLY; THE RISK THAT THE COST SAVINGS AND ANY OTHER SYNERGIES FROM THE TRANSACTION MAY NOT BE FULLY REALIZED OR MAY TAKE LONGER TO REALIZE THAN EXPECTED; DISRUPTION FROM THE TRANSACTION MAKING IT MORE DIFFICULT TO MAINTAIN RELATIONSHIPS WITH CUSTOMERS, EMPLOYEES OR SUPPLIERS; COMPETITION AND ITS EFFECT ON PRICING, SPENDING, THIRD-PARTY RELATIONSHIPS AND REVENUES. ADDITIONAL FACTORS THAT MAY AFFECT FUTURE RESULTS ARE CONTAINED IN SBC'S AND AT&T's fILINGS WITH SEC, WHICH ARE AVAILABLE AT THE SEC'S WEB SITE HTTP://WWW.SEC.GOV. OTHER THAN AS REQUIRED BY APPLICABLE LAW, AT&T DISCLAIMS ANY OBLIGATION TO UPDATE AND REVISE STATEMENTS CONTAINED IN THIS PRESENTATION BASED ON NEW INFORMATION OR OTHERWISE.

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